UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2018

Nuveen Municipal Closed-End Funds

NBB	Nuveen Build America Bond Fund
NBD	Nuveen Build America Bond Opportunity Fund

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	18

Portfolios of Investments	19

Statement of Assets and Liabilities	33

Statement of Operations	34

Statement of Changes in Net Assets	35

Statement of Cash Flows	36

Financial Highlights	38

Notes to Financial Statements	40

Additional Fund Information	51

Glossary of Terms Used in this Report	52

Reinvest Automatically, Easily and Conveniently	54

Board Members & Officers	55

Chairman’s Letter to Shareholders
Dear Shareholders,
After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.
Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.
While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.
Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
William J. Schneider
Chairman of the Board
May 21, 2018

Portfolio Manager’s Comments
Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.
During February 2018, the Board of Trustees approved the reorganization of Nuveen Build America Bond Opportunity Fund (NBD) into Nuveen Build America Bond Fund (NBB), subject to shareholder approval. As part of the proposal, the Board also approved the elimination of NBB’s contingent term policy, also subject to shareholder approval. Shareholder voting will be held at each fund’s annual shareholder meeting later this year. In addition, the Board approved the expansion of NBB’s investment policy of investing at least 80% of its Managed Assets in Build America Bonds (“BABs”) to investing at least 80% of its Managed Assets in all types of taxable municipal securities, including BABs. NBB would at the same time change its name to Nuveen Taxable Municipal Income Fund. NBB’s benchmark would also at the same time change from the Bloomberg Barclays Aggregate-Eligible Build America Bond Index to the S&P Taxable Municipal Bond Index. If each Fund obtains the necessary shareholder approvals at its annual shareholder meeting to be held later this year, shareholders of the combined Fund who do not wish to maintain their investment in the combined Fund will be given an opportunity following completion of the Merger to sell a portion of their investment in the combined Fund at net asset value, less a small repurchase fee.
Also, announced in March 2018, the Funds’ investment policies were changed to expressly allow reverse repurchase agreements as an additional form of leverage.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2018?
After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.3% in the first quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.
Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in March 2018 from 4.5% in March 2017 and job gains averaged around 188,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pickup in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.4% over the twelve-month reporting period ended March 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.
The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.3% annual gain in February 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.5% and 6.8%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018, was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the March meeting, the Fed kept its projection for three interest rate increases in 2018. However, investors remained concerned that the 2017 Tax Cuts and Jobs Act fiscal stimulus and a recent pick-up in inflation have increased the risk of a Fed policy misstep.
The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In March, the U.S.’s surprise announcement of steel and aluminum tariffs, followed by China’s retaliatory measures, sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) talks. Also in March 2018, the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia (announced in April 2018, after the close of the reporting period) and speculation increased that Iran would be next.
The broad municipal bond market gained moderately in this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President

Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.
However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.
After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.
The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.
Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $406.9 billion in this reporting period, an 8.3% drop from the issuance for the twelve-month reporting period ended March 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.
What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2018?
Municipal bonds benefited from a generally favorable macroeconomic backdrop, despite the uncertainties surrounding the tax reform bill and headline-driven noise about trade policy. Credit spreads narrowed, as sentiment improved after the fourth-quarter

Portfolio Manager’s Comments (continued)
sell-off and municipal bond fund flows reversed from net negative to net positive. Rates in the short to intermediate range moved higher with the Fed’s rate hikes, while rates on the long end declined slightly amid low inflation, which resulted in a flatter yield curve over this reporting period. Build America Bonds (BABs) and other taxable municipal bonds also benefited from meaningful spread tightening during the reporting period. After the new tax law passed in December 2017, taxable municipal bond issuance began to increase in early 2018, as issuers can no longer refund tax-exempt bonds with new tax-exempt bonds. But, given the strong demand for municipal paper, supply was readily absorbed.
NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection.
Overall, our strategy during this reporting period was to continue to add value by pursuing active management. We focused on attractive relative value opportunities to enhance the Funds’ long-term performance potential. For both Funds, we bought a public utility bond, a state appropriation bond, a local general obligation (GO) bond, a dedicated tax bond and a new issue charter school bond that was rated below investment grade. NBB purchased some additional local GOs, an airport bond and a toll road bond. Cash for purchases came from the proceeds generated by the Funds’ hedging strategy (described in the performance discussion) and from selling some positions. Both Funds opportunistically sold a BB rated hospital bond because the market was offering an attractive price at the time. NBB also sold some airport, public power and tollway credits and NBD sold a tollway credit to buy bonds offering better relative value.
Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended March 31, 2018, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. However, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.
How did these Funds perform over the twelve-month reporting period ended March 31, 2018?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and since-inception periods ended March 31, 2018. Each Fund's total returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve-month reporting period ended March 31, 2018, the total returns on common share NAV for NBB and NBD outperformed the return for the Bloomberg Barclays Aggregate-Eligible Build America Bond Index.

Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning detracted from the two Funds’ relative performance. The Funds held overweight allocations to the two shortest duration buckets, which underperformed the broad market, and underweight allocations to the two longest duration buckets, which were the best performing segments. Credit exposures contributed positively to both Funds’ performance. NBB benefited from overweight allocations to single rated A, BBB and below investment grade rated bonds, while NBD was aided by overweight allocations to single rated A and below investment grade rated bonds. Sector allocations remained well diversified and contributed gains to the relative performance of both Funds. In terms of security selection, bonds offering longer durations (including tender option bonds) and lower credit quality that were held over the full reporting period tended to be the strongest performers in the portfolios.
As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates and credit spread contraction over this reporting period, the use of inverse floaters and duration-shortening swaps boosted the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.
Given the continued news about economic problems in Puerto Rico, we should note that neither NBB nor NBD has any exposure to Puerto Rico BABs.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds’ use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. The Funds’ borrowings also contributed positively to performance over this reporting period.

As of March 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.
	NBB	NBD
Effective Leverage*	28.22%	28.07%
Regulatory Leverage*	13.43%	6.63%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
Bank Borrowings
The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	April 1, 2017	Draws	Paydowns	March 31, 2018	Average Balance Outstanding	Draws	Paydowns	May 25, 2018
NBB	$90,175,000	$—	$—	$90,175,000	$90,175,000	$—	$90,175,000	$—
NBD	$12,000,000	$—	$—	$12,000,000	$12,000,000	$—	$12,000,000	$—

Refer to Notes to Financial Statements, Note 8 - Borrowing Arrangements and Note 10 - Subsequent Events for further details.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of March 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2017	$0.1030	$0.0955
May	0.1030	0.0955
June	0.1030	0.0955
July	0.1030	0.0955
August	0.1030	0.0955
September	0.1030	0.0955
October	0.1030	0.0955
November	0.1030	0.0955
December	0.1030	0.0955
January	0.1030	0.0955
February	0.1030	0.0955
March 2018	0.1030	0.0955
Total Distributions from Net Investment Income	$1.2360	$1.1460

Yields
Market Yield*	5.95%	5.19%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of March 31, 2018, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of

Common Share Information (continued)
Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION
As of March 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$21.96	$23.47
Common share price	$20.79	$22.06
Premium/(Discount) to NAV	(5.33)%	(6.01)%
12-month average premium/(discount) to NAV	(3.53)%	(4.03)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Build America Bond Fund (NBB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.
Nuveen Build America Bond Opportunity Fund (NBD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

NBB	Nuveen Build America Bond Fund
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NBB at Common Share NAV	8.47%	5.64%	8.26%
NBB at Common Share Price	5.42%	6.50%	7.27%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	7.61%	5.20%	8.15%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	120.8%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	2.5%
Net Assets Plus Borrowings & Floating Rate Obligations	123.7%
Borrowings	(15.5)%
Floating Rate Obligations	(8.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.4%
AAA	11.8%
AA	56.1%
A	21.4%
BBB	5.6%
BB or Lower	2.5%
N/R (not rated)	1.9%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.9%
Transportation	20.8%
Tax Obligation/General	15.0%
Utilities	14.1%
Water and Sewer	12.4%
Other	6.5%
Repurchase Agreements	0.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.1%
New York	14.3%
Texas	9.4%
Illinois	9.1%
Ohio	5.6%
Georgia	5.1%
Nevada	4.0%
New Jersey	3.7%
Virginia	3.2%
Washington	3.1%
Louisiana	3.0%
Other	18.4%
Total	100%

NBD	Nuveen Build America Bond Opportunity Fund
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2018

	Average Annual
			Since
	1-Year	5-Year	Inception
NBD at Common Share NAV	11.84%	5.36%	8.93%
NBD at Common Share Price	7.39%	6.17%	7.79%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	7.61%	5.20%	8.81%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	105.9%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	4.3%
Net Assets Plus Borrowings & Floating Rate Obligations	110.3%
Borrowings	(7.1)%
Floating Rate Obligations	(3.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.4%
AAA	13.7%
AA	60.0%
A	16.0%
BBB	3.2%
BB or Lower	4.6%
N/R (not rated)	2.0%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	39.0%
Transportation	13.8%
Water and Sewer	13.1%
Tax Obligation/General	12.5%
Utilities	12.4%
Other	9.1%
Repurchase Agreements	0.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	19.9%
New York	12.8%
Illinois	9.0%
Texas	7.9%
Ohio	6.6%
South Carolina	6.0%
Colorado	5.5%
Georgia	3.3%
Virginia	3.1%
Tennessee	3.1%
New Jersey	3.1%
Other	19.7%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Build America Bond Fund
Nuveen Build America Bond Opportunity Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund (the “Funds”) as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended March 31, 2014 were audited by other independent registered public accountants whose report, dated May 27, 2014, expressed an unqualified opinion on those financial highlights.
Fund Reorganization
As discussed in note 1 to the financial statements, during February 2018, the Funds’ Board of Trustees approved the reorganization of Nuveen Build America Bond Opportunity Fund into Nuveen Build America Bond Fund. The reorganization is expected to take effect in August 2018, subject to shareholder approval and other conditions to closing.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 25, 2018

NBB	Nuveen Build America Bond Fund
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 120.8% (99.7% of Total Investments)

	MUNICIPAL BONDS – 120.8% (99.7% of Total Investments)

	Arizona – 1.1% (0.9% of Total Investments)
$ 1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2018A, 6.000%, 7/01/33, 144A	1/19 at 102.50	BB	$ 999,210
5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	5,381,200
6,000	Total Arizona			6,380,410
	California – 25.5% (21.0% of Total Investments)
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	1,267,182
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	2,811,214
75	6.793%, 4/01/30	No Opt. Call	AA–	90,243
1,785	6.918%, 4/01/40	No Opt. Call	AA–	2,492,735
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	AA	810,486
40	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Taxable Series 2013B, 7.000%, 8/01/18	No Opt. Call	BB–	39,837
395	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20, 144A	No Opt. Call	N/R	391,180
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	4,508,367
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A+	2,254,713
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	9,366,832
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	AA–	7,793,558
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	AA–	10,252,044
1,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	1,837,442
9,255	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	13,261,397
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010E, 6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	14,328,900
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39	No Opt. Call	AAA	3,695,700
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,748,517
11,380	7.618%, 8/01/40	No Opt. Call	AA	17,097,198
10,020	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,999,046

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
$ 80	5.716%, 7/01/39	No Opt. Call	AA	$ 102,682
2,840	6.166%, 7/01/40	7/20 at 100.00	AA	3,056,635
1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	AA	2,448,659
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 23.530%, 7/01/50, 144A (IF) (4)	No Opt. Call	AA+	6,921,400
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Bond Series 2009D, 6.538%, 7/01/39	7/19 at 100.00	AAA	1,572,015
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Series 2010A, 6.947%, 7/01/40	7/20 at 100.00	AAA	1,094,330
1,605	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	1,665,171
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015, 5.637%, 4/01/50	No Opt. Call	A+	4,717,032
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	3,006,046
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 22.239%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA1	10,452,480
295	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A, 6.750%, 12/01/18 (ETM)	No Opt. Call	A (5)	303,744
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 6.270%, 5/15/31	5/19 at 100.00	AA	1,562,250
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	AA–	3,198,259
106,300	Total California			148,147,294
	Colorado – 0.9% (0.8% of Total Investments)
1,225	Colorado State, Certificates of Participation, Ralph L. Carr Justice Complex & Colorado History Center Projects, Build America Bond Series 2009B., 6.450%, 9/15/39	No Opt. Call	Aa2	1,629,740
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	AA+	3,781,256
4,325	Total Colorado			5,410,996
	Connecticut – 1.3% (1.1% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	7,473,501
	District of Columbia – 0.3% (0.2% of Total Investments)
1,155	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44	No Opt. Call	AA+	1,463,350
	Florida – 0.9% (0.7% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,179,350
	Georgia – 6.2% (5.1% of Total Investments)
2,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	2,671,547
8,996	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	11,205,328

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,118	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call	A+	$ 1,380,048
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A:
1,999	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	2,632,143
14,995	7.055%, 4/01/57	No Opt. Call	A–	18,030,738
29,648	Total Georgia			35,919,804
	Illinois – 11.0% (9.1% of Total Investments)
865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension Funding Taxable Series 2008A, 6.899%, 12/01/40	No Opt. Call	AA	1,143,738
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	9,819,582
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	11,675,438
6,480	6.395%, 1/01/40	No Opt. Call	A	8,810,078
985	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA–	1,284,361
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	BBB	14,695,380
8,220	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	10,465,375
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34	No Opt. Call	AA–	3,013,215
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,089,960
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	939,505
54,315	Total Illinois			63,936,632
	Indiana – 2.5% (2.1% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	AAA	5,191,600
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2, 6.004%, 1/15/40	No Opt. Call	Aa1	6,378,200
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	3,044,262
12,390	Total Indiana			14,614,062
	Kentucky – 1.6% (1.3% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 2016-XFT902, 21.929%, 9/01/37 – AGC Insured, 144A (IF) (4)	9/20 at 100.00	AA	6,816,950
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	2,623,530
6,950	Total Kentucky			9,440,480
	Louisiana – 3.7% (3.0% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA–	21,417,765
	Massachusetts – 0.8% (0.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 18.996%, 6/01/40, 144A (IF) (4)	No Opt. Call	AAA	4,740,140

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.2% (1.0% of Total Investments)
$ 500	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, School Building & Site Series 2010., 7.000%, 5/01/40	5/20 at 100.00	AA–	$ 527,060
6,290	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	6/22 at 100.00	B–	6,274,338
6,790	Total Michigan			6,801,398
	Missouri – 0.3% (0.3% of Total Investments)
1,590	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,975,559
	Nevada – 4.9% (4.0% of Total Investments)
13,890	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	14,701,593
8,160	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	12,123,394
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)	9/19 at 100.00	AA– (5)	1,404,354
23,365	Total Nevada			28,229,341
	New Jersey – 4.5% (3.7% of Total Investments)
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	2,592,025
3,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A–	3,925,670
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	6,186,535
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	12,634,647
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Build America Bond Series 2009A-5, 7.000%, 11/01/38	No Opt. Call	BBB+	590,473
19,525	Total New Jersey			25,929,350
	New York – 17.3% (14.3% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)	No Opt. Call	AAA	30,910,500
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A–	6,056,301
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	12,035,434
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC, 6.282%, 6/15/42	12/20 at 100.00	AA+	15,271,760
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	1,065,240
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	3,468,321
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2010DD, 5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,706,494
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust 2016-XFT908, 20.119%, 6/15/44, 144A (IF)	No Opt. Call	AA+	4,262,398
7,155	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	9,649,591

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40	No Opt. Call	AAA	$ 12,177,200
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	2,802,840
79,435	Total New York			100,406,079
	North Carolina – 1.8% (1.5% of Total Investments)
10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	Aa1	10,416,332
	Ohio – 6.7% (5.5% of Total Investments)
6,350	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.834%, 2/15/41	No Opt. Call	A	9,776,079
4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	5,311,400
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	27,331
15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	16,812,230
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	7,064,025
33,375	Total Ohio			38,991,065
	Oregon – 2.3% (1.9% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-TXG001, 20.353%, 5/01/35, 144A (IF) (4)	5/20 at 100.00	AA	5,380,200
7,630	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	7,948,267
11,630	Total Oregon			13,328,467
	Pennsylvania – 2.3% (1.9% of Total Investments)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D:
1,225	5.653%, 6/01/24	No Opt. Call	A1	1,329,578
1,915	6.218%, 6/01/39	No Opt. Call	A1	2,398,538
5,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	5,200,850
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	Aa3	2,137,700
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	2,026,875
11,675	Total Pennsylvania			13,093,541
	South Carolina – 1.6% (1.3% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	2,727,720
2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	3,033,938
55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.230%, 1/01/50, 144A (IF)	No Opt. Call	A+	151,640

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C:
$ 875	5.784%, 12/01/41	No Opt. Call	A+	$ 1,061,550
1,835	5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	2,253,637
7,010	Total South Carolina			9,228,485
	Tennessee – 1.9% (1.6% of Total Investments)
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	6,819,600
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	4,492,133
8,290	Total Tennessee			11,311,733
	Texas – 11.4% (9.4% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	1,038,770
11,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	14,697,430
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35	2/21 at 100.00	AAA	2,413,444
2,000	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA	2,500,800
1,720	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B., 6.319%, 3/01/30	3/20 at 100.00	AA	1,823,441
1,530	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B., 6.319%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (5)	1,631,669
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	15,134,892
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	11,267,857
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A, 5.808%, 2/01/41	No Opt. Call	AA+	1,287,630
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	10,879
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,373,650
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	AAA	9,012,872
52,980	Total Texas			66,193,334
	Utah – 0.7% (0.6% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	4,216,440
	Virginia – 3.8% (3.1% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D:
9,260	7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	13,758,601
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,568,230
7,255	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	5/18 at 100.00	B–	6,874,911
17,515	Total Virginia			22,201,742

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 3.7% (3.1% of Total Investments)
$ 4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-XFT905, 18.124%, 2/01/40, 144A (IF) (4)	No Opt. Call	AA	$ 7,678,280
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	14,046,150
15,090	Total Washington			21,724,430
	West Virginia – 0.6% (0.5% of Total Investments)
3,720	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B+	3,696,750
$ 560,823	Total Long-Term Investments (cost $614,495,046)			701,867,830

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$ 2,413	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/18, repurchase price $2,413,595, collateralized by $2,515,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $2,465,827	0.740%	4/02/18	$ 2,413,397
	Total Short-Term Investments (cost $2,413,397)			2,413,397
	Total Investments (cost $616,908,443) – 121.2%			704,281,227
	Borrowings – (15.5)% (6), (7)			(90,175,000)
	Floating Rate Obligations – (8.2)%			(47,700,000)
	Other Assets Less Liabilities – 2.5% (8)			14,780,095
	Net Assets Applicable to Common Shares – 100%			$ 581,186,322

Investments in Derivatives
Interest Rate Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$86,800,000	Receive	3-Month	2.565%	Semi-Annually	2/08/19	2/08/29	$1,981,833	$1,125	$1,980,708	$(188,554)
			LIBOR
	33,000,000	Receive	3-Month	2.363%	Semi-Annually	9/10/18	9/10/28	1,279,895	668	1,279,227	(67,041)
			LIBOR
Total	$119,800,000							$3,261,728	$1,793	$3,259,935	$(255,595)
Total interest rate swap premiums paid									$1,793
Total interest rate swap premiums received									$ —
Total receivable for variation margin on swap contracts											$ —
Total payable for variation margin on swap contracts											$(255,595)

NBB	Nuveen Build America Bond Fund
Portfolio of Investments (continued)
March 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Borrowings as a percentage of Total Investments is 12.8%.
(7)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate
See accompanying notes to financial statements.

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.9% (99.9% of Total Investments)

	MUNICIPAL BONDS – 105.9% (99.9% of Total Investments)

	Arizona – 0.6% (0.6% of Total Investments)
$ 1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2018A, 6.000%, 7/01/33	1/19 at 102.50	BB	$ 999,210
	California – 21.1% (19.9% of Total Investments)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	2,231,865
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	1,068,280
1,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	1,432,890
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XTG002, 23.619%, 8/01/49, 144A (IF) (4)	No Opt. Call	AA+	6,859,860
1,745	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	2,263,806
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 23.530%, 7/01/50, 144A (IF) (4)	No Opt. Call	AA+	6,921,400
535	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	555,057
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,909,280
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	2,189,655
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39	No Opt. Call	AA	949,860
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 22.239%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA1	5,226,240
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)	No Opt. Call	A (5)	337,800
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	AA–	2,754,000
18,470	Total California			35,699,993
	Colorado – 5.8% (5.5% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,145,480
1,000	Colorado State, Certificates of Participation, Ralph L. Carr Justice Complex & Colorado History Center Projects, Build America Bond Series 2009B., 6.450%, 9/15/39	No Opt. Call	Aa2	1,330,400
2,585	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	3,392,916
7,585	Total Colorado			9,868,796
	Connecticut – 1.0% (0.9% of Total Investments)
1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,607,396

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 3.5% (3.3% of Total Investments)
$ 1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	$ 1,051,790
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A:
1,000	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	1,316,730
2,999	7.055%, 4/01/57	No Opt. Call	A–	3,606,148
4,999	Total Georgia			5,974,668
	Illinois – 9.5% (9.0% of Total Investments)
3,760	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	4,773,320
1,505	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	1,608,378
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	BBB	2,186,220
3,692	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	4,700,507
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,093,340
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	491,588
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	281,166
13,562	Total Illinois			16,134,519
	Indiana – 0.8% (0.7% of Total Investments)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	1,273,750
	Kentucky – 2.4% (2.2% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	4,036,200
	Massachusetts – 2.8% (2.6% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 18.996%, 6/01/40, 144A (IF) (4)	No Opt. Call	AAA	4,740,140
	Michigan – 1.3% (1.3% of Total Investments)
280	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, School Building & Site Series 2010., 7.000%, 5/01/40	5/20 at 100.00	AA–	295,154
1,980	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	6/22 at 100.00	B–	1,975,070
2,260	Total Michigan			2,270,224
	Mississippi – 1.5% (1.4% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA	2,469,724
	Nevada – 2.5% (2.4% of Total Investments)
1,965	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,079,815
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,228,565
3,465	Total Nevada			4,308,380
	New Jersey – 3.3% (3.1% of Total Investments)
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A–	1,682,430

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	$ 1,434,940
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	Aa3	2,404,500
4,500	Total New Jersey			5,521,870
	New York – 13.5% (12.8% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond trust 2016-XFT903, 17.526%, 3/15/40, 144A (IF) (4)	No Opt. Call	AAA	4,364,240
1,290	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	1,949,242
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	No Opt. Call	AA–	1,723,974
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43	No Opt. Call	AA+	1,888,635
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust 2016-XFT908, 20.119%, 6/15/44, 144A (IF)	No Opt. Call	AA+	5,344,700
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	5,057,437
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	1,642,365
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	934,280
14,310	Total New York			22,904,873
	North Carolina – 1.2% (1.1% of Total Investments)
1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	Aa1	2,016,231
	Ohio – 7.0% (6.6% of Total Investments)
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	2,235,165
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	3,571,916
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	3,091,281
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	2,896,250
10,115	Total Ohio			11,794,612
	Pennsylvania – 3.3% (3.1% of Total Investments)
2,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	2,080,340
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	A1	3,434,393
4,715	Total Pennsylvania			5,514,733
	South Carolina – 6.4% (6.0% of Total Investments)
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	9,101,814

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.230%, 1/01/50 (IF), 144A	No Opt. Call	A+	$ 427,349
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C:
250	5.784%, 12/01/41	No Opt. Call	A+	303,300
750	5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	921,105
7,890	Total South Carolina			10,753,568
	Tennessee – 3.3% (3.1% of Total Investments)
4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	5,543,483
	Texas – 8.3% (7.8% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	1,038,770
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	3,372,718
2,500	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	3,340,325
2,000	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA	2,500,800
530	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B., 6.319%, 3/01/30	3/20 at 100.00	AA	561,874
470	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B., 6.319%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (5)	501,231
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	2,756,325
11,520	Total Texas			14,072,043
	Virginia – 3.3% (3.1% of Total Investments)
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	1,485,810
4,305	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	5/18 at 100.00	B–	4,079,461
5,305	Total Virginia			5,565,271
	Washington – 2.2% (2.1% of Total Investments)
2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	3,717,354
	West Virginia – 1.3% (1.3% of Total Investments)
2,265	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B+	2,250,844
$ 130,351	Total Long-Term Investments (cost $136,308,757)			179,037,882

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)

	REPURCHASE AGREEMENTS – 0.1% (0.1% of Total Investments)

$ 235	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/18, repurchase price $235,347, collateralized by $245,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $240,210	0.740%	4/02/18	$ 235,328
	Total Short-Term Investments (cost $235,328)			235,328
	Total Investments (cost $136,544,085) – 106.0%			179,273,210
	Borrowings – (7.1)% (6), (7)			(12,000,000)
	Floating Rate Obligations – (3.2)%			(5,390,000)
	Other Assets Less Liabilities – 4.3% (8)			7,210,539
	Net Assets Applicable to Common Shares – 100%			$ 169,093,749

Investments in Derivatives
Interest Rate Swaps - OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$46,000,000	Receive	3-Month	2.363%	Semi-Annually	9/10/18	9/10/28	$1,784,095	$ 768	$1,783,327	$ (93,167)
			LIBOR
	32,000,000	Receive	3-Month	2.565%	Semi-Annually	2/08/19	2/08/29	730,630	687	729,943	(69,580)
			LIBOR
	26,000,000	Receive	3-Month	2.394%	Semi-Annually	4/27/18	4/27/26	669,898	—	669,898	(35,542)
			LIBOR
Total	$104,000,000							$3,184,623	$1,455	$3,183,168	$(198,289)
Total interest rate swap premiums paid									$1,455
Total interest rate swap premiums received									$ —
Total receivable for variation margin on swap contracts											$ —
Total payable for variation margin on swap contracts											$(198,289)

NBD	Nuveen Build America Bond Opportunity Fund
Portfolio of Investments (continued)
March 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Borrowings as a percentage of Total Investments is 6.7%.
(7)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2018

	NBB	NBD
Assets
Long-term investments, at value (cost $614,495,046 and $136,308,757, respectively)	701,867,830	179,037,882
Short-term investments, at value (cost approximates value)	2,413,397	235,328
Cash collateral at broker for investments in swaps(1)	6,674,707	5,302,436
Interest rate swaps premiums paid	1,793	1,455
Receivable for:
Interest	11,606,956	2,979,187
Investments sold	12,000	1,000
Other assets	47,817	1,790
Total assets	722,624,500	187,559,078
Liabilities
Borrowings	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Payable for:
Common share dividends	2,661,672	670,779
Variation margin on swap contracts	255,595	198,289
Accrued expenses:
Management fees	399,854	119,547
Interest on borrowings	19,740	2,627
Trustees fees	46,147	2,401
Other	180,170	81,686
Total liabilities	141,438,178	18,465,329
Net assets applicable to common shares	$581,186,322	$169,093,749
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$21.96	$23.47
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(6,100,871)	(804,584)
Accumulated net realized gain (loss)	(7,748,051)	(13,321,403)
Net unrealized appreciation (depreciation)	90,632,719	45,912,293
Net assets applicable to common shares	$581,186,322	$169,093,749
Authorized common shares	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2018

	NBB	NBD
Investment Income	$39,095,850	$10,074,980
Expenses
Management fees	4,753,179	1,401,975
Interest expense	2,738,114	356,047
Custodian fees	68,933	28,850
Trustees fees	20,527	5,428
Professional fees	60,488	41,887
Shareholder reporting expenses	87,896	23,843
Shareholder servicing agent fees	126	126
Stock exchange listing fees	7,548	6,957
Investor relations expenses	48,494	13,394
Other	25,013	16,565
Total expenses	7,810,318	1,895,072
Net investment income (loss)	31,285,532	8,179,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,329,114	123,422
Swaps	2,650,576	3,639,095
Change in net unrealized appreciation (depreciation) of:
Investments	11,189,130	8,056,856
Swaps	(992,592)	(1,506,525)
Net realized and unrealized gain (loss)	16,176,228	10,312,848
Net increase (decrease) in net assets applicable to common shares from operations	$47,461,760	$18,492,756

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NBB		NBD
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/18	3/31/17	3/31/18	3/31/17
Operations
Net investment income (loss)	$31,285,532	$32,335,416	$8,179,908	$8,466,704
Net realized gain (loss) from:
Investments	3,329,114	9,021,575	123,422	3,911,152
Swaps	2,650,576	(12,401,642)	3,639,095	(6,101,967)
Change in net unrealized appreciation (depreciation) of:
Investments	11,189,130	(32,445,791)	8,056,856	(11,702,541)
Swaps	(992,592)	19,301,957	(1,506,525)	11,055,503
Net increase (decrease) in net assets applicable to common shares
from operations	47,461,760	15,811,515	18,492,756	5,628,851
Distributions to Common Shareholders
From net investment income	(32,707,013)	(33,977,189)	(8,257,217)	(8,790,405)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(32,707,013)	(33,977,189)	(8,257,217)	(8,790,405)
Net increase (decrease) in net assets applicable to common shares	14,754,747	(18,165,674)	10,235,539	(3,161,554)
Net assets applicable to common shares at the beginning of period	566,431,575	584,597,249	158,858,210	162,019,764
Net assets applicable to common shares at the end of period	$581,186,322	$566,431,575	$169,093,749	$158,858,210
Undistributed (Over-distribution of) net investment income at the
end of period	$(6,100,871)	$(5,170,222)	$(804,584)	$(905,396)

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended March 31, 2018

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$47,461,760	$18,492,756
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,878,515)	(17,639,244)
Proceeds from sales and maturities of investments	40,958,309	14,217,679
Proceeds from (Purchases of) short-term investments, net	(2,413,397)	(235,328)
Premiums received (paid) for interest rate swaps	1,718,207	490,045
Amortization (Accretion) of premiums and discounts, net	1,329,757	192,852
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	3,664,509	1,262,939
Receivable for interest	243,089	93,501
Receivable for investments sold	(12,000)	(1,000)
Other assets	4,383	6,118
Increase (Decrease) in:
Payable for variation margin on swap contracts	155,326	109,139
Accrued management fees	2,349	3,137
Accrued interest on borrowings	(108,276)	(14,409)
Accrued Trustees fees	10,233	1,372
Accrued other expenses	39,847	17,142
Net realized (gain) loss from investments	(3,329,114)	(123,422)
Change in net unrealized (appreciation) depreciation of:
Investments	(11,189,130)	(8,056,856)
Swaps(1)	(1,993,646)	(647,338)
Net cash provided by (used in) operating activities	32,663,691	8,169,083
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(32,702,755)	(8,255,544)
Net cash provided by (used in) financing activities	(32,702,755)	(8,255,544)
Net Increase (Decrease) in Cash	(39,064)	(86,461)
Cash at the beginning of period	39,064	86,461
Cash at the end of period	$—	$—

	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$2,738,532	$350,021

(1) Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning	Net		Net		From	From
	Common	Investment		Realized/		Net	Accumulated			Ending
	Share	Income		Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NBB
Year Ended 3/31:
2018	$21.41	$1.18		$0.61	$1.79	$(1.24)	$—	$(1.24)	$21.96	$20.79
2017	22.09	1.22		(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29		(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37		1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39		(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62

NBD
Year Ended 3/31:
2018	22.05	1.14		1.43	2.57	(1.15)	—	(1.15)	23.47	22.06
2017	22.49	1.18		(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27		(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37		1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40		(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50

	Borrowings at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
NBB
Year Ended 3/31:
2018	$90,175	$7,445
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379

NBD
Year Ended 3/31:
2018	12,000	15,091
2017	12,000	14,238
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share			Ratios to Average Net Assets(c)
Total Returns

	Based on	Ending			Net	Portfolio
Based on	Share	Net			Investment	Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	Income (Loss)	Rate	(e)

8.47%	5.42%	$581,186	1.34%		5.37%	6%
2.66	2.70	566,432	1.21		5.48	11
1.63	8.66	584,597	1.13		5.93	16
14.61	15.75	612,075	1.07		6.04	13
1.44	0.63	567,690	1.12		6.63	6

11.84	7.39	169,094	1.14		4.93	8
3.39	6.25	158,858	1.10		5.13	17
(0.25)	5.68	162,020	1.08		5.73	11
11.70	12.86	172,318	1.02		5.77	6
0.76	(0.85)	163,391	1.08		6.34	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)
The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB		NBD
Year Ended 3/31:		Year Ended 3/31:
2018	0.47%	2018	0.21%
2017	0.33	2017	0.16
2016	0.22	2016	0.10
2015	0.19	2015	0.09
2014	0.22	2014	0.11

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Build America Bond Fund (NBB)
•	Nuveen Build America Bond Opportunity Fund (NBD)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.
The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2018 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.
The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.
Fund Reorganization
During February 2018, the Funds’ Board of Trustees (the “Board”) approved the reorganization of NBD (the “Target Fund”) into NBB (the “Acquiring Fund”) (the “Reorganization”). The Board also approved the elimination of the Acquiring Fund’s contingent term policy.
In addition, the Board approved modifying the Acquiring Fund’s investment policy of investing at least 80% of managed assets in BABs to a policy of investing at least 80% of managed assets in taxable municipal securities. At the same time the Acquiring Fund would change its name to Nuveen Taxable Municipal Income Fund and the benchmark would change from the Bloomberg Barclays Aggregate-Eligible Build America Bond Index to the S&P Taxable Municipal Bond Index.

Consummation of the Reorganization is contingent upon shareholders of the Acquiring Fund approving the elimination of the Acquiring Fund’s fundamental policy regarding its contingent term provision. Shareholder voting will take place at each Fund’s annual shareholder meeting.
If shareholder approval and other conditions to closing are satisfied (or waived), Target Fund will transfer its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Notes to Financial Statements (continued)
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$701,867,830	$—	$701,867,830
Short-Term Investments:
Repurchase Agreements	—	2,413,397	—	2,413,397
Investments in Derivatives:
Interest Rate Swaps**	—	3,259,935	—	3,259,935
Total	$—	$707,541,162	$—	$707,541,162

NBD
Long-Term Investments*:
Municipal Bonds	$—	$179,037,882	$—	$179,037,882
Short-Term Investments:
Repurchase Agreements	—	235,328	—	235,328
Investments in Derivatives:
Interest Rate Swaps**	—	3,183,168	—	3,183,168
Total	$—	$182,456,378	$—	$182,456,378

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long

Notes to Financial Statements (continued)
term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$47,700,000	$5,390,000
Average annual interest rate and fees	1.57%	1.59%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at value	Collateral Pledged (From) Counterparty*	Net Exposure
NBB	Fixed Income Clearing Corporation	$2,413,397	$(2,413,397)	$—
NBD	Fixed Income Clearing Corporation	235,328	(235,328)	—

*
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be

Notes to Financial Statements (continued)
received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$161,600,000	$100,300,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NBB
Interest rate	Swaps (OTC Cleared)			Payable for variation
		—	$—	margin on swap contracts**^	$3,259,935
NBD
Interest rate	Swaps (OTC Cleared)			Payable for variation
		—	$—	margin on swap contracts**^	$3,183,168

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NBB	Interest rate	Swaps	$2,650,576	$(992,592)
NBD	Interest rate	Swaps	3,639,095	(1,506,525)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
The Funds did not have any transactions in shares during the current and prior fiscal period.
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NBB	NBD
Purchases	$43,878,515	$17,639,244
Sales and maturities	40,958,309	14,217,679

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NBB	NBD
Tax cost of investments	$574,217,551	$131,623,259
Gross unrealized:
Appreciation	$87,784,868	$43,084,980
Depreciation	(5,428,215)	(828,557)
Net unrealized appreciation (depreciation) of investments	$82,356,653	$42,256,423

	NBB	NBD
Tax cost of swaps	$1,793	$1,455
Net unrealized appreciation (depreciation) of swaps	3,259,935	3,183,168

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2018, the Funds’ tax year end, as follows:

	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	490,832	178,121
Accumulated net realized gain (loss)	(490,832)	(178,121)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ tax year end, were as follows:

	NBB	NBD
Undistributed net ordinary income[1]	$1,640,844	$356,218
Undistributed net long-term capital gains	—	—

[1]
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, and paid on April 2, 2018.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2018 and March 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NBB	NBD
Distributions from net ordinary income[2]	$32,707,013	$8,257,217
Distributions from net long-term capital gains	—	—
2017	NBB	NBD
Distributions from net ordinary income[2]	$34,215,347	$8,884,074
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of March 31, 2018, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$7,748,051	$13,321,403

During the Funds’ tax year ended March 31, 2018, the Funds utilized capital loss carryforwards as follows:

	NBB	NBD
Utilized capital loss carryforwards	$5,488,858	$3,584,396

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Each fund entered into a committed secured 364-day line of credit (“Borrowings”) which permits the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	NBB	NBD
Maximum commitment amount	$95,000,000	$15,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NBB	NBD
Outstanding balance on Borrowings	$90,175,000	$12,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
	NBB	NBD
Average daily balance outstanding	$90,175,000	$12,000,000
Average annual interest rate	2.04%	2.04%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% for the period April 1, 2017 through May 17, 2017. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the

Notes to Financial Statements (continued)
unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum.
On May 17, 2017, each Fund renewed its Borrowings, at which time the termination date was extended through May 16, 2018. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remained unchanged.
Each Fund’s borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.
10. Subsequent Events
Borrowing Arrangements
On April 13, 2018, each Fund terminated its Borrowings and entered into reverse repurchase agreements in the amounts of $90,175,000 and $12,000,000 for NBB and NBD, respectively, as a means of leverage.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Distribution Information
The Funds hereby designate their percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended March 31, 2018:

	NBB	NBD
% of Interest-Related Dividends	100.0%	100.0%

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■ Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Chairman and	1996	Senior Partner and Chief Operating Officer (retired (2004) of	171
Chicago, IL 6o6o6	Board Member	Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, Public Member, American	171
Chicago, IL 6o6o6		Class III	Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University
1948			of Iowa (2006-2012); Director (since 2004) of Xerox Corporation;
333 W. Wacker Drive	Board Member	2003	Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and	171
Chicago, IL 6o6o6		Class I	past President (2010-2014) Beta Gamma Sigma, Inc., The International
Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Director, USA Technologies, Inc.,
333 W. Wacker Drive	Board Member	2016	a provider of solutions and services to facilitate electronic payment	171
Chicago, IL 6o6o6		Class III	transactions (since 2012); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap Wireless
International, Inc., including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications, Inc.
(2000-2003); formerly, President, One Point Services at One Point
Communications (1999-2000); formerly, Vice Chairman of the Board, Diba,
Incorporated (1996-1997); formerly, various executive positions with Zenith
Electronics Corporation (1991-1996).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies
333 W. Wacker Drive	Board Member	2013	for clients; Director of The Curran Center for Catholic American Studies	171
Chicago, IL 6o6o6		Class II	(since 2009) and The President’s Council, Fordham University (since 2010);
formerly, senior external advisor to the financial services practice of Deloitte
Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of
Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global Head of
its Financial Markets Division (2007-2008); prior senior positions held at
ABN AMRO include Corporate Executive Vice President and Head of
Global Markets-the Americas (2006-2007), CEO of Wholesale Banking
North America and Global Head of Foreign Exchange and Futures Markets
(2001-2006), and Regional Commercial Treasurer and Senior Vice President
Trading-North America (1996-2001); formerly, Trustee at St. Edmund
Preparatory School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment
1947			for Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	171
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	171
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017);
1959			Director, Fulcrum IT Service LLC (since 2010) and Quality Control
333 W. Wacker Drive	Board Member	2008	Corporation (since 2012); member: Catalyst Schools of Chicago Board	171
Chicago, IL 6o6o6		Class II	(since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	171
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults); formerly,
Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of
Mt. Holyoke College.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal Executive
333 W. Wacker Drive	Board Member	2017	Officer (2013-2016), and Senior Vice President and Chief Operating Officer	169
Chicago, IL 6o6o6		Class II	(2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan
Funds Management, Inc. and formerly, One Group Administrative Services)
and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer
Services, Inc.) (1999-2017).

Interested Board Member:

■ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions (since	171
Chicago, IL 6o6o6		Class III	July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive
Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice
President (since February 2017) of Nuveen, LLC; President (since August
2017), formerly Co-President (October 2016- August 2017), formerly, Senior
Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing
1962	Chief		Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since February 2017), formerly, Managing Director (2014-2017) of Nuveen	75
Chicago, IL 6o6o6	Officer		Fund Advisors, LLC.

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-
1954			2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President	1998	Managing Director (since 2016) of Nuveen Securities, LLC Managing	171
Chicago, IL 6o6o6	and Controller		Director (since 2016) of Nuveen Alternative Investments, LLC; Certified
Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered	171
333 W. Wacker Drive	Vice President	2016	Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.	171
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
				Overseen by
				Officer

Officers of the Funds (continued):

■ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.	75
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.	171
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General
1966	Vice President		Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary	171
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since January 2017) and Assistant
			Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President
			(2016-2017) and Managing Director (2008-2016); Senior Managing Director
			(since February 2017), Secretary (since 2016) and Co-General Counsel (since
			2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-
			2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016);
			Senior Managing Director (since February 2017), Secretary (since 2016) and
			Associate General Counsel (since 2011) of Nuveen Asset Management, LLC,
			formerly Executive Vice President (2016-2017) and Managing Director and
			Assistant Secretary (2011-2016); Senior Managing Director (since February
			2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC,
			formerly Executive Vice President (2016-2017); Vice President (since 2007) and
			Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment
			Management Company, LLC, Symphony Asset Management LLC, Santa
			Barbara Asset Management, LLC and Winslow Capital Management, LLC
			(since 2010). Senior Managing Director (since 2017) and Secretary (since
			2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	Senior Managing Director (since 2017), formerly, Managing Director	75
Chicago, IL 60606			(2016-2017), Senior Vice President (2010-2016) of Nuveen, has held
			various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing
1967			Director from October 2016), of Nuveen Fund Advisors, LLC and
333 W. Wacker Drive	Vice President	2017	Nuveen Alternative Investments, LLC; Executive Vice President (since	75
Chicago, IL 6o6o6			2017), formerly, Managing Director (2015-2017), of Nuveen Securities,
			LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC;
1971	Vice President		2008 Managing Director (since January 2017), formerly, Senior Vice
333 W. Wacker Drive	and Assistant	2008	President (2016-2017) and Assistant Secretary (since October 2016) of	171
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.	171
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	and Assistant	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171
Chicago, IL 6o6o6	Secretary

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen by
Officer

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General	171
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956			Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Vice President	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since	171
Chicago, IL 6o6o6	Secretary		2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary
and Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Vice President (since February 2017), formerly, Managing Director
(2003-2017) and Assistant Secretary (since 2003) of Symphony Asset
Management LLC; Managing Director and Assistant Secretary (since 2002)
of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary
of NWQ Investment Management Company, LLC (since 2002), Santa Barbara
Asset Management, LLC (since 2006), and of Winslow Capital Management,
LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-C-0318D 491823-INV-Y-05/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Build America Bond Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2018	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2017	$27,290	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2018	$ 0	$ 0	$ 0	$ 0
March 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.   He manages investments for 17 Nuveen-sponsored investment companies.

John V. Miller, CFA, joined Nuveen’s investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 10 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	16	$7.64 billion
	Other Pooled Investment Vehicles	15	$3.96 billion
	Other Accounts	13	$452 million
John V. Miller	Registered Investment Company	10	$27.52 billion
	Other Pooled Investment Vehicles	8	$238 million
	Other Accounts	13	$62 million
*	Assets are as of March 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NBB SECURITIES AS OF MARCH 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2018